                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event report):  February 17, 1999



                            GREENPOINT CREDIT CORP.

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               (exact name of registrant as specified in charter)



                                    DELAWARE

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                 (state or other jurisdiction of incorporation)



                                   333-59731

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                            (commission file number)



                                   13-4002891

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                    (I.R.S. Employer Identification Number)



                            10089 Willow Creek Road
                          San Diego, California  92131
                                 (619) 530-9394

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                 (address and telephone number of registrant's
                          principal executive offices)

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

Item 1.    CHANGES IN CONTROL OF REGISTRANT.

           Not applicable.


Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           Not applicable.


Item 3.    BANKRUPTCY OR RECEIVERSHIP.

           Not applicable.


Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           Not applicable.


Item 5.    OTHER EVENTS
           FILING OF OPINION AND CONSENT OF COUNSEL, ACCOUNTANTS' CONSENT AND CERTAIN COMPUTATIONAL MATERIALS.*

          In connection with the offering of GreenPoint Credit Manufactured Housing Contract Trust Pass-Through Certificates, Series 1999-1 (the "Publicly Offered Certificates"), Orrick, Herrington & Sutcliffe LLP ("Orrick") will deliver its opinion relating to certain tax matters and which contains Orrick's consent to use of their name in the Prospectus Supplement, dated February 17, 1999 (the "Prospectus Supplement," and together with the related Prospectus, dated November 17, 1998, the "Prospectus"), of the Registrant relating to the Publicly Offered Certificates and filed pursuant to Rule 424(b) on February 23, 1999. The opinion of Orrick is attached hereto as Exhibit 8.1.

          PricewaterhouseCoopers LLP has consented to the use of their name in the "Experts" section of the Prospectus Supplement. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1.

          Bear, Stearns & Co. Inc., Credit Suisse First Boston and NationsBanc Montgomery Securities LLC, as the underwriters of the Publicly Offered Certificates, have each prepared certain materials (the "External Computational Materials") for distribution to potential investors in the offering of the Publicly Offered Certificates. For purposes of this Form 8-K, External Computational Materials shall mean computer generated materials of charts displaying, with respect to the Publicly Offered Certificates, any of the following: yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity, cash flow characteristics, background information regarding the loans, the proposed structure, decrement tables, or similar information (tabular or otherwise) of a statistical mathematical, tabular or computational nature. Certain of the External Computational Materials prepared by Bear, Stearns & Co. Inc. are attached hereto as Exhibit 99.1, certain of the External Computational Materials prepared by Credit Suisse First Boston are attached hereto as Exhibit 99.2 and certain of the External

* Capitalized terms used herein without definition shall have the meanings assigned to them in the Prospectus.
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

Computational Materials prepared by NationsBanc Montgomery Securities LLC are attached hereto as Exhibit 99.3.


Item 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           Not applicable.


Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (a)  Not applicable.

           (b)  Not applicable.

           (c)  Exhibit Numbers:

          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.


     8.1. Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.

     23.1 Consent of PricewaterhouseCoopers LLP.

     99.1 External Computational Materials prepared by Bear, Stearns & Co. Inc.

     99.2 External Computational Materials prepared by Credit Suisse First
          Boston.

     99.3 External Computational Materials prepared by NationsBanc Montgomery Securities LLC.

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GREENPOINT CREDIT CORP.

                              By:    /s/ Charles O. Ryan
                                     -------------------

                                     Name:  Charles O. Ryan
                                     Title:  Senior Vice President


                              Dated:  February 23, 1999
                                      San Diego, California

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

                                 EXHIBIT INDEX


Exhibit Numbers
---------------------
          8.1.   Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.

          23.1   Consent of PricewaterhouseCoopers LLP.

          99.1   External Computational Materials prepared by Bear, Stearns &
                 Co. Inc.

          99.2   External Computational Materials prepared by Credit Suisse
                 First Boston.

          99.3   External Computational Materials prepared by NationsBanc
                 Montgomery Securities LLC.

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